                         [CAPITAL CORP OF THE WEST LOGO]

                            CAPITAL CORP OF THE WEST
                              550 West Main Street
                                  P.0. Box 351
                              Merced, CA 95341-0351

                                 March 15, 2001


Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of Capital Corp of the West (the "Company") to consider and vote upon (1) a proposal to elect three directors; (2) an increase in the number of shares available for grants of stock options; and (3) such other business as may properly come before the meeting.

         The meeting will take place at 7:00 p.m. local time on April 17, 2001, at the Capital Corp of the West/County Bank headquarters at 550 W. Main Street (between M and Canal streets), Merced, California.

         Enclosed are the Secretary's Notice of this meeting, a Proxy Card, the Proxy Statement describing the proposals, and a return envelope. Also enclosed is a copy of the Company's 2000 Annual Report to shareholders.

         We encourage you to attend this meeting. Whether or not you are able to attend, please complete, date, sign, and return promptly the enclosed Proxy Card so that your shares will be represented at the meeting. You may also vote your shares by utilizing an 800 number listed on the Proxy Card or via the Internet by utilizing the Control Number listed on the Proxy Card. If you chose to vote in this alternative manner, there is no need to return your Proxy Card. I look forward to seeing you.

                           Very truly yours,

                           /s/ Thomas T. Hawker
                           Thomas T. Hawker
                           President and Chief Executive Officer

                            CAPITAL CORP OF THE WEST
                          Merced, California 95341-0351

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the Shareholders of Capital Corp of the West ("Capital Corp") will be held on Tuesday, April 17, 2001, at 7:00 p.m. local time at the Capital Corp of the West/County Bank headquarters at 550 W. Main Street (between M and Canal streets), Merced, California. The meeting will be held for the following purposes:


1.  To elect three directors;
2. To increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 1992 Stock Option Plan;
3. To consider and act upon such other matters as may properly come before such meeting or any adjournment thereof.

Holders of Capital Corp common stock of record at the close of business on March 2, 2001, are entitled to notice and vote at the meeting.

YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card and return it promptly in the envelope provided, whether or not you plan to attend the meeting. Shareholders of Record may vote by utilizing an 800 number (800) 840-7326 and the "Control Number" listed on the Proxy Card. Instructions for utilizing the 800 number are listed on the Proxy Card. You may also vote via the Internet by following the instructions listed on the Proxy Card. Voting via telephone and Internet will suspend 24 hours prior to the meeting date. This Proxy Statement is distributed by and the enclosed proxy is solicited on behalf of the Board of Directors of Capital Corp.

By Order of the Board of Directors



Sheri Comstock
Corporate Secretary

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND THE ANNUAL MEETING


Q: WHY AM I RECEIVING THESE MATERIALS?

A: The Board of Directors of Capital Corp of the West is providing these proxy materials for you in connection with the Company's annual meeting of shareholders, which will take place on April 17, 2001. As a shareholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q: WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and executive officers, and certain other required information. Our 2000 Annual Report is also enclosed.

Q: WHAT SHARES OWNED BY ME CAN BE VOTED?

A: All shares owned by you as of the close of business on March 2, 2001, the RECORD DATE, may be voted by you. These shares include (1) shares held directly in your name as the SHAREHOLDER OF RECORD, including shares purchased through the Company's Employee Stock Purchase Plan and (2) shares held for you as the BENEFICIAL OWNER through a stockbroker or bank or shares purchased through the Company's 401(k) plan.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Most shareholders hold shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below there are some distinctions between shares held of record and those owned beneficially.

SHAREHOLDER OF RECORD

If your shares are registered directly in your name with the Company's transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the SHAREHOLDER OF RECORD, and these proxy materials are being sent directly to you by the Company. As the SHAREHOLDER OF RECORD, you have the right to vote by proxy or to vote in person at the meeting. The Company has enclosed a Proxy Card for you to use.

BENEFICIAL OWNER

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the BENEFICIAL OWNER of shares held IN STREET NAME, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the

SHAREHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. If you wish to vote these shares at the meeting, you must contact your bank or broker for instructions as to how to do so. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares on your behalf.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the SHAREHOLDER OF RECORD may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed Proxy Card and proof of your identity.

Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q: HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting your voting instructions to your broker or nominee. In most instances you will be able to do this by telephone or by mail. Please refer to the summary instructions below and those included on your Proxy Card or, for shares held in street name, the voting instruction card included by your broker or nominee.

BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the Proxy Card.

BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Phone" instructions on the Proxy Card.

BY MAIL - You may do this by signing your Proxy Card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage pre-paid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign the proxy card but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Also, you may file with the Secretary of the Company a written notice of revocation at any time before your proxy is exercised at the Meeting. Attendance at the meeting will not cause your previously granted proxy to be automatically revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q: HOW ARE VOTES COUNTED?

A: In the election of directors you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees or all of the nominees. If you sign your Proxy Card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendation of the Board (" FOR" all of the Company's nominees to the Board; "FOR" the proposal to increase the number of shares available for grants of stock options; and at the discretion of the proxy holders on any other matters that properly come before the meeting).

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except
(1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board.

PROXY STATEMENT OF
CAPITAL CORP OF THE WEST FOR THE ANNUAL MEETING OF SHAREHOLDERS
P.O. Box 351
550 West Main St.
MERCED, CALIFORNIA 95341-0351
(209) 725-2269


                          INFORMATION CONCERNING PROXY

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Capital Corp of the West ("Capital Corp" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of Capital Corp (the "Meeting") and any adjournments or postponements thereof. At the Meeting, the Shareholders of Capital Corp will be asked to (1) elect three directors; (2) approve a proposal to increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 1992 Stock Option Plan (the "Stock Option Plan"); and (3) act upon such other matters as may properly come before such meeting or any adjournment thereof.

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 15, 2001.

DATE, TIME AND PLACE OF MEETING

The Meeting will be held on April 17, 2001 at 7:00 p.m. at the headquarters of Capital Corp of the West/County Bank at 550 W. Main Street (between M and Canal streets), Merced, California.

RECORD DATE AND VOTING RIGHTS

Only holders of record of Capital Corp common stock at the close of business on March 2, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting. At the Record Date, there were approximately 1,000 shareholders of record and 4,596,490 shares of Capital Corp common stock outstanding and entitled to vote. Directors and executive officers of Capital Corp and their affiliates owned beneficially as of the Record Date an aggregate of 332,842 shares or approximately 6.83% of the outstanding Capital Corp common stock (including shares subject to vested options).

Each shareholder is entitled to one vote for each share of common stock he or she owns. In the election of directors, the three nominees receiving the greatest number of votes will be elected for a three-year term. The increase in the number of shares available for grants of stock options under the Stock Option Plan must be approved by a majority of all shares represented and voting at the meeting. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the Meeting but with respect to which the nominee is not authorized to vote on a particular proposal) and votes withheld will not be counted, except for quorum purposes, and will have no effect on the election of directors. In determining whether the requisite shareholder approval has been received for the increase in the number of shares available under the Stock Option Plan, votes withheld will have the same effect as a vote against the matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.

VOTING BY PROXY; REVOCABILITY OF PROXIES

Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by proxy even if they attend the Meeting. All proxies that are properly executed and returned, unless revoked, will be voted at the Meeting in accordance with the instructions indicated thereon or, if no direction is indicated, for the election of the Board's nominees as directors and for approval of the proposal to increase the number of shares available for grants of options pursuant to the Stock Option Plan. The execution of a proxy will not affect the right of a shareholder to attend the Meeting and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

Shareholders of Record may vote by utilizing an 800 number (800) 840-7326 and the "Control Number" listed on the Proxy Card. Instructions for utilizing the 800 number are listed on the Proxy Card. You may also vote utilizing the Internet by accessing www.computershare.com/us/proxy , entering the Control Number and following the simple instructions. Voting via telephone and the Internet will suspend 24 hours prior to the Meeting date.

QUORUM AND ADJOURNMENTS

A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. The Meeting may be adjourned, even if a quorum is not present, by the vote of the holders of a majority of the shares represented at the Meeting in person or by proxy. In the absence of a quorum at the Meeting, no other business may be transacted at the Meeting.

Notice of the adjournment of the Meeting need not be given if the time and place thereof are announced at the Meeting, provided that if the adjournment is for more than 45 days, or after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each shareholder of record entitled to vote at the Meeting. At an adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

NOMINATION OF DIRECTORS

The Company's Bylaws provide that any shareholder must give written notice to the President of Capital Corp of an intention to nominate a director at a shareholder meeting. The notice must be received by 21 days before the meeting or 10 days after the date of mailing of notice of the meeting, whichever is later. The Bylaws contain additional requirements for nominations. A copy of the requirements is available upon request directed to the President of Capital Corp.

SOLICITATION OF PROXIES

The proxy relating to the Meeting is being solicited by the Board. Capital Corp will pay the cost of printing and distributing this Proxy Statement. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Capital Corp common stock beneficially owned by others to forward to such beneficial owners. Capital Corp may reimburse such persons representing beneficial owners of their respective shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Capital Corp, who will not be additionally compensated therefor.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

The Bylaws of Capital Corp provide that the number of directors of Capital Corp may be no less than six and no more than eleven. The exact number of directors within this range may be changed by action of the Board of Directors or the Shareholders. The number of directors is currently fixed at nine.

                              NOMINEES FOR DIRECTOR

The Board of Directors is classified into three classes with staggered three-year terms. The three persons named below will be nominated for election as Class II Directors to serve until the Annual Meeting in the year 2004 and until their successors are duly elected and qualified. The three candidates receiving the greatest number of votes will be elected for three-year terms. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Meeting for such substitute nominees as shall be designated by the Board. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

                                John D. Fawcett
                                Thomas T. Hawker
                                Curtis A. Riggs

The following table provides information with respect to each person nominated and recommended to be elected by the current Board, as well as existing directors of Capital Corp whose terms do not expire at the time of the Meeting. Reference is made to the section entitled "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of the nominees.



      Name/Class                    Age       Director Since       Business Experience During Past Five Years
      ----------                    ---       --------------       ------------------------------------------
Lloyd H. Ahlem, I                   71             1995            Psychologist
Dorothy L. Bizzini, I               66             1992            Co-owner Atwater/Merced Veterinary Clinic, Inc.
Jerry E. Callister, I               58             1991(1)         Partner, Callister & Hendricks, Inc., a professional law
                                                                   corporation

John D. Fawcett, II                 52             1995            President, Fawcett Farms, Inc.
Thomas T. Hawker, II                58             1991            President/CEO Capital Corp and County Bank
Curtis A. Riggs, II                 52             2000            President/CEO VIA Adventures, a transportation
                                                                   company

Bertyl W. Johnson, III              69             1977            Tree crop farmer and nut processor
James W. Tolladay, III              69             1991            Consultant, Tolladay, Fremming & Parson, a civil
                                                                   engineering consulting firm; Chairman of the Board of
                                                                   Capital Corp
Tom A.L. Van Groningen, III         67             1999            Consultant, educator



(1) Previously served on Board of Directors from 1977 to 1985.

No family relationships exist among any of the directors or executive officers of the Company.

No director or person nominated or chosen by the Board of Directors to become a director of the Company is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities

Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or at any company registered as an investment company under the Investment Company Act of 1940, as amended.

RECOMMENDATION OF MANAGEMENT

YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE THREE NOMINEES SET FORTH HEREIN TO SERVE FOR THREE-YEAR TERMS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: JOHN D. FAWCETT, THOMAS T. HAWKER, CURTIS A. RIGGS. IF NO INSTRUCTION IS GIVEN THE BOARD OF DIRECTORS INTENDS TO VOTE FOR ALL NOMINEES LISTED.

COMMITTEES OF THE BOARD OF DIRECTORS

For 2000, the Capital Corp Board of Directors held 12 regularly scheduled meetings and one special meeting. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees of the Board on which they served (during the period for which they served).

The Executive Committee functions as the Compensation Committee. Mr. Tolladay (Chairman), Mr. Callister, Mr. Ahlem, and Mr. Van Groningen are members of the Executive Committee, and Mr. Hawker is a non-voting member as it relates to compensation matters. During 2000, the Executive Committee held a total of seven meetings. The primary function of the Executive Committee is to act as a vehicle for communication between the Board and the President and Chief Executive Officer. It also establishes compensation for the Chief Executive Officer and evaluates and recommends to the Board compensation for other executive officers of Capital Corp, upon the recommendation of the Chief Executive Officer, grants stock options and approves corporate titles.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of Mr. Van Groningen (Chairman), Mr. Callister, Mr. Riggs and Mr. Fawcett. During 2000, the Audit Committee held five meetings.

The Audit Committee reviewed and discussed the audited financial statements and related judgements with management and the outside auditors.

The Audit Committee recommended to the full Board the inclusion of the financial statements in the Company's SEC Annual Report.

The Board adopted an Audit Committee Charter that is set forth in Appendix A.

INFORMATION ABOUT INDEPENDENT ACCOUNTANT'S FEES

AUDIT FEES

The aggregate amount of fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements during the fiscal year ending December 31, 2000 and for reviews of financial statements included in the Company's Forms 10-Q for this fiscal year was $92,850.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

KPMG LLP did not perform any financial information system design and implementation services for the Company during the fiscal year ended December 31, 2000.

ALL OTHER FEES

The aggregate amount of fees billed for all other services rendered to the Company by KPMG LLP during the fiscal year ending December 31, 2000 was $54,350.

The Company's Audit Committee has considered whether KPMG LLP's provisions of the services described above is compatible with maintaining the independence of KPMG LLP.

                                 /s/ TOM A.L. VAN GRONINGEN
                                 /s/ JERRY E. CALLISTER
                                 /s/ JOHN D. FAWCETT
                                 /s/ CURTIS A. RIGGS

DIRECTOR ATTENDANCE AND COMPENSATION

The Company does not have a nominating committee. The entire Board of Directors performs the function of the nominating committee.

During 2000, non-employee directors received $600 per meeting for their attendance at regular Board meetings, $300 per meeting for attendance at Special Board meetings, $300 per Committee meeting, a $400 monthly retainer fee, and a $50-$120 (depending on distance) monthly car allowance. The Chairman of the Board receives $600 per month in addition to fees received for attendance at Board and Committee meetings. Employee directors and committee members do not receive fees. Capital Corp directors earned a total of $160,570 in directors' fees during 2000.

The Company also maintains a non-qualified deferred compensation plan for members of the Board of Directors of the Company and County Bank. Under the deferred compensation plan, members of the Board of Directors have the ability to defer compensation they receive as Directors. Deferred amounts are credited with interest at prime rate. If a Director leaves after ten years of service, the Bank pays a stated benefit in lieu of the actual amount in the Director's account. If a Director leaves before ten years and a specific age for any other reason, the Bank pays the Director the actual value of the account, including interest. Upon reaching retirement age, the Company will pay these retirement benefits over a ten year period. The plan is informally linked to several single premium universal life insurance policies that provide life insurance on certain Directors, with the Company named as the owner and beneficiary of these policies.

EXECUTIVE OFFICERS OF CAPITAL CORP

Set forth below is certain information with respect to each of the executive officers of Capital Corp.



                                                                                                Executive Officer
     Name                   Age                 Positions and Offices                                 Since
     ----                   ---                 ---------------------                                 -----
Thomas T. Hawker            58       President, CEO and Director                                      1991
                                     (Mr. Hawker also serves as President/CEO of County Bank)
R. Dale McKinney            55       Senior Vice President/Chief Financial Officer                    1999
                                     (Mr. McKinney also serves as CFO of County Bank)



Set forth below is certain information with respect to the executive officers of County Bank, a subsidiary of Capital Corp.


                                                                                 Executive Officer
Name            Age                  Positions and Offices                             Since
----            ---                  ---------------------                             -----
Ed J. Rocha          48      Executive Vice President and Chief Banking Officer         1997

James M. Sherman     64      Senior Vice President/Chief Credit Officer                 1999



A brief summary of the background and business experience of the executive officers of Capital Corp and its subsidiaries is set forth below.

THOMAS T. HAWKER became County Bank's President and Chief Executive Officer in 1991 and President and Chief Executive Officer of Capital Corp in 1995. Prior to that he served as President and Chief Executive Officer of Concord Commercial Bank from 1986-1991.

R. DALE MCKINNEY became Capital Corp's Senior Vice President and Chief Financial Officer in 1999. During 1998, Mr. McKinney was subject to a non-compete agreement with MBNA Corporation. In 1996-1997 he served as Senior Vice President-Finance for MBNA Corporation, a $60 billion bank based in Delaware and from 1993- 1995 he served as Senior Vice President-Finance for MBNA Information Services. He served as Senior Vice President/Corporate Controller for Bank of Oklahoma from 1992-1993.

ED J. ROCHA became County Bank's Executive Vice President/Chief Banking Officer in 1999. He was the Bank's Senior Vice President/Chief Banking Officer from 1997-1999. He served as Vice President and Regional Manager for the Bank from 1995-1997. He served as Senior Vice President/Branch Administrator for Pacific Valley National Bank from 1989-1995.

JAMES M. SHERMAN became Senior Vice President/Chief Credit Officer for County Bank in 1999. Prior to that he served as Vice President of San Jose National Bank from1994 to 1998 and was Acting Chief Credit Officer for San Jose National Bank from 1993-1994.

BENEFICIAL OWNERSHIP OF MANAGEMENT

The following table shows the number and percentage of shares beneficially owned (including shares subject to options exercisable currently or within 60 days) as of the Record Date by each director nominee, current director and named executive officer of the Company.


                                                   BENEFICIALLY OWNED(1)
Name of Beneficial Owner                        Amount            Percentage
Lloyd H. Ahlem                                 15,423(2)                  *
Dorothy L. Bizzini                             36,925(3)                  *
Jerry E. Callister                             23,034(4)                  *

John D. Fawcett                                13,610(5)                  *
Thomas T. Hawker                              100,032(6)                2.05
Bertyl W. Johnson                              61,184(7)                1.26
R. Dale McKinney                               13,224(8)                  *
Curtis A. Riggs                                 5,428(9)                  *
Ed J. Rocha                                    16,197(10)                 *
James M. Sherman                                8,120(11)                 *
James W. Tolladay                              26,315(12)                 *
Tom A.L. Van Groningen                         13,350(13)                 *

All Directors and Named Executive Officers    332,842                   6.83%
of the Company as a group 12 in number.



The address for all persons is: Capital Corp of the West, 550 West Main Street, P.O. Box 351, Merced, California 95341-0351.

* Indicates that the percentage of outstanding shares beneficially owned is less than one percent (1%).

(1) Includes shares beneficially owned (including options exercisable within 60 days of the Record Date), directly and indirectly together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investing power with respect to such shares unless otherwise noted.

(2) Includes 8,219 shares held in the Ahlem Family Living Trust and 7,204 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(3) Includes 26,559 shares held as trustee in the Bizzini Family Trust and 10,366 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(4) Includes 5,368 shares held as trustee in the Callister Family Trust, 30 shares held in children's names, 2,482 shares held as Trustee, and 15,154 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(5) Includes 6,406 shares held individually and 7,204 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(6) Includes 18,602 shares held individually; 3,228 shares held by his spouse; 1,615 shares held by his daughter; 6,016 shares held through the Company ESOP; 10,397 in the Company 401(k); and 60,174 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(7) Includes 47,683 shares held in joint tenancy with spouse; and 13,501 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(8) Includes 5,000 shares held individually; 724 shares in the Company 401(k); and 7,500 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(9) Includes 164 shares held individually; 2,100 shares held as trustee; 1,664 shares held in the name of spouse and minor children; and 1,500 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(10) Includes 1,323 shares held individually; 3,500 shares in an IRA; 1,303 shares held through the Company ESOP; 3,502 shares in the Company 401(k); and 6,569 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(11) Includes 500 shares held jointly with spouse; 120 shares in the Company 401(k); and 7,500 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(12) Includes 8,547 shares held individually in an IRA; 2,614 shares held jointly with his spouse; and 15,154 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

(13) Includes 7,200 shares held in a family trust; 3,000 shares held individually; and 3,150 shares under stock options which are exercisable currently or within 60 days of March 2, 2001.

PRINCIPAL SHAREHOLDERS

As of December 31, 2000, no individuals known to the Board of Directors of Capital Corp owned of record or beneficially five percent or more of the outstanding shares of common stock of Capital Corp, except as described below:


                                        Number of Shares      Percentage of Outstanding Stock
Name and Address                       Beneficially Owned           Beneficially Owned
----------------                       ------------------           ------------------
1867 Western Financial Corporation          561,455                        12.49%
P.O. Box 1110
Stockton, CA 95201-1110

David L. Babson Inc.                        477,735                        10.00%
One Memorial Dr., Suite 1300
Cambridge, MA 02142-1300


COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

CASH COMPENSATION

The following information is furnished with respect to the aggregate cash compensation paid to the Chief Executive Officer, Chief Financial Officer, Chief Banking Officer and Chief Credit Officer of Capital Corp or its subsidiary County Bank during 2000. No other executive officer of Capital Corp or its subsidiaries received aggregate cash compensation of $100,000 or more in 2000.

                           Summary Compensation Table


                                                                                     Long Term
                                                                                    Compensation
                                                                                    ------------
                                                                                        Stock
                                                       Annual Compensation         Options Granted
                                                     -----------------------         (Number of      All Other *
Name & PRincipal Position           Year             Salary            Bonus            Share        Compensation
-------------------------           ----             ------            -----            ------       ------------
CAPITAL CORP OF THE WEST
Thomas T. Hawker                   2000              $181,538         $73,084              N/A         $12,929
President/CEO                      1999              $173,115         $ 5,046              N/A         $10,443
                                   1998              $170,219         $ 5,284              N/A         $10,165

R. Dale McKinney                   2000              $132,275         $39,000              N/A         $14,675
SVP/Chief Financial Officer        1999              $115,250 (1)        N/A             10,000        $30,000
                                   1998                 N/A              N/A               N/A           N/A

COUNTY BANK
Ed J. Rocha                        2000              $118,750         $33,051              N/A         $16,185
EVP/Chief Banking Officer          1999              $104,167         $ 5,232             3,500        $14,157
                                   1998                 N/A             N/A                N/A           N/A

James M. Sherman                   2000              $123,115         $36,000               N/A        $15,528
SVP/Chief Credit Officer           1999              $ 90,462 (2)       N/A               10,000       $ 1,105
                                   1998                 N/A             N/A                 N/A          N/A


(1) For the period January 27, 1999 to December 31, 1999 Mr. McKinney's base salary was $130,000.
(2) For the period March 15, 1999 to December 31, 1999 Mr. Sherman's base salary was $120,000.
* (Includes Company contributions to ESOP and 401(k) plans, moving and auto allowances.)

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

In the interests of attracting and retaining qualified personnel, the Company furnishes to executive officers certain incidental personal benefits. The incremental cost to the Company of providing such benefits to those executives noted above did not, for the fiscal year ended December 31, 2000, exceed 10% of the compensation to any of them reported above.

Pursuant to his employment contract effective March 1, 1997 through December 31, 2000, Mr. Hawker received a base salary of $167,000, adjusted annually for cost of living allowances and other salary increases if approved by the Board, use of a Company-owned automobile, various forms of insurance benefits and participation in the Company's other compensation plans such as its incentive compensation program, 401(k) plan, stock option plan and ESOP plan. Pursuant to his employment contract, should Mr. Hawker be terminated for reasons other than "for cause", Mr. Hawker would receive a severance payment equal to one year's then-current salary. In addition, in the event of an acquisition of Capital Corp, Mr. Hawker's employment contract will automatically terminate and Mr. Hawker will receive an acquisition payment equal to six month's then-current salary. No other executive officer has such an employment contract.

Mr. McKinney, pursuant to his employment "offer letter", entered into a compensatory arrangement with the Company. Should Mr. McKinney be terminated for reasons other than "for cause", he would receive a severance payment equal to one year's then-current salary. In the event of an acquisition of the Company and as a result of such acquisition if his duties, responsibilities and compensation are substantially changed, he will receive an acquisition payment of six month's then-current salary.

In addition, Capital Corp provides Mr. Hawker and selected other executive officers with salary continuation plans. These are a non-qualified executive benefit plans pursuant to which the Company has agreed to pay retirement benefits to the executive officers in return for their continued satisfactory performance. It is an unfunded plan; the executive has no rights under the agreement beyond those of a general creditor of the Company. The plan is informally linked with single premium universal life insurance policies. The Company is the owner and beneficiary of the policies.

As of the date of this report, Mr. Hawker is 90% vested, Mr. Rocha is 50% vested and Messrs. Sherman and McKinney are 0% vested in the retirement benefit payments. Messrs. Sherman and McKinney shall become 40% vested upon their respective anniversary dates of employment after four years of service. Thereafter, Mr. Sherman shall become vested in an additional 30% of said payments for each full succeeding year of employment and shall be 100% vested as of March 15, 2005 and McKinney shall become vested in an additional 10% of said payments for each full succeeding year of employment and shall be 100% vested as of January 28, 2009. Thereafter, Messrs. Hawker and Rocha shall become vested in an additional 10% of said payments for each full succeeding year of employment and shall be 100% vested as of August 28, 2001and May 1, 2005 respectively. Mr. Hawker's benefits from this plan are $98,600 per year for a period of fifteen years. Mr. McKinney's benefits from this plan are $65,000 per year for a period of fifteen years. Mr. Rocha's benefits from this plan are $60,000 per year for fifteen years. Mr. Sherman's benefits from this plan are $50,000 per year for ten years. Should any of the executive officers terminate their employment or be terminated without cause, the executive would be entitled to distributions equal to the vested amount of the benefits under the terms and conditions of the agreement. Should any executive be terminated for cause, no benefit would be forthcoming. In the event of a change of control, the vesting schedule for each executive officer would be accelerated to 100%.

STOCK OPTIONS
                      OPTION GRANTS IN THE LAST FISCAL YEAR

                                        % of Total
                          Number of      Options/
                          Securities       SARs
                          Underlying     Granted to         Exercise
                           Options/      Employees           or Base                               Grant
                             Sars        in Fiscal           Price              Expiration      Date Present
Name                      Granted(1)       Year              $/Sh(2)               Date            Value(3)
-----------------         ----------     ---------          --------            ----------         --------
Lloyd H. Ahlem             3,000            4.65 %           $9.563              2/15/2010         $3.1589
John D. Fawcett            3,000            4.65 %           $9.563              2/15/2010         $3.1589
Curtis A. Riggs            3,000            4.65 %           $9.563              2/15/2010         $3.1589


(1) The material terms of all option grants to named directors during 2000 are as follows: (i) all options are non-qualified stock options; (ii) all options have an exercise price equal to the fair market value on the date of grant; (iii) all options have a ten-year term and become exercisable as follows: 25% at date of issuance and 25% per year for the subsequent three years; and (iv) all must be exercised within 90 days following termination of employment.
(2) Exercise Price is determined by the average closing bid and ask prices on the date of grant.
(3) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the Grant Date Present Value assuming (i) an expected dividend yield of 0%; (ii) an expected volatility of 26%; (iii) a risk-free interest rate of 5.05%; (iv) an option term of ten years.

The following table shows the stock options exerciseable in 2000 and the number and estimated value of the exercisable and those not yet exercisable for the executive officers listed above.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES


                                                                   Number of                 Value of unexercised
                                                                   unexercised options       in-the-money options
                                                                   at December 31, 2000      at December 31, 2000
                                                                   --------------------      --------------------
                           Shares acquired        Value                Exercisable/              Exercisable/
Name                       on exercise (#)     realized ($)            unexercisable             unexercisable
-----------------------------------------------------------------------------------------------------------------
Thomas T. Hawker                   -                   -                58,194/2,520               $349,865/0
R. Dale McKinney                   -                   -                 5,000/5,000               $  6,875/0
Ed J. Rocha                        -                   -                 5,694/1,750               $  4,156/0
James M. Sherman                   -                   -                 5,000/5,000               $ 11,875/0
-----------------------------------------------------------------------------------------------------------------


EMPLOYEE STOCK OWNERSHIP PLAN

The Board of Directors of Capital Corp has established, under Section 401(a) and 501(a) of the Internal Revenue Code of 1986, a qualified Employee Stock Ownership Plan ("ESOP") effective December 31, 1984. The purpose of the ESOP is to provide all eligible employees with additional incentive to maximize their job performance by providing them with an opportunity to acquire or increase their proprietary interest in Capital Corp and to provide supplemental income upon retirement. The ESOP is designed primarily to invest Capital Corp's contributions in shares of Capital Corp's Common Stock. All assets of the ESOP are held in trust for the exclusive benefit of participants and are administered by a committee appointed by the directors of Capital Corp. However, each participant has the right to direct the trustee as to the manner in which these shares of Capital Corp's stock which are credited to the account of each participant are to be voted. The Company has made and in the future intends to make periodic contributions to the ESOP in amounts determined by the Board of Directors. It is anticipated that as contributions are made by Capital Corp, shares of Capital Corp's Common Stock will be acquired from time to time through open market purchases and privately negotiated transactions. The Company cannot determine the effect, if any, on the market quotations of, or on the market in general for, Capital Corp's Common Stock which could result from future ESOP acquisitions of Capital Corp's shares. The amount of contributions for the benefit of the executive officers noted above is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

401(k) PLAN

The Board of Directors has established an employee profit sharing plan under
Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee profit-sharing plan is to provide all eligible employees with supplemental income upon retirement and to increase employees' proprietary interest in Capital Corp. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The Company provides discretionary matching contributions equal to a percentage of the amount the employee elects to contribute. For 2000, the Company made contributions to the Plan in the amount equal to 25% of the amount of salary which an employee contributed to the Plan, up to the maximum employee contribution amount of 10% of salary, with the Company's contribution, made payable in the form of Capital Corp Common Stock and subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The Plan trustees, consisting of members of Capital Corp's management, administered the Plan. The amount of contributions for the benefit of the executive officers noted above is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

COMPENSATION/BENEFITS COMMITTEE REPORT

The following is the report of Capital Corp's Executive Committee which serves as the Compensation/Benefits Committee with respect to compensation of executive officers of the Company.

It is the duty of the Executive Committee to administer the Company's incentive compensation programs, benefits plans, stock option plan and long-term compensation programs. In addition, the Committee reviews the compensation levels of members of management, provides input on the performance of management and considers management succession and related matters.

The Committee reviews the reasonableness of compensation paid to senior officers of the Company. In doing so, the members of the Committee review surveys from various sources in regard to compensation levels for those senior officers.

The Company's Chief Executive Officer's base salary and other benefits for 2000 were based primarily on the terms established under his employment agreement with the Company dated March 1, 1997, as described above.

The Company's non-executive incentive compensation program is based upon the achievement of certain financial objectives. Those financial objectives are established by management and approved by the Board of Directors prior to the start of the fiscal year. For the year 2000, the incentive program was based on predetermined goals for each individual employee, excluding executive officers. The Committee also has the authority to provide additional incentive compensation based upon the Committee's overall assessment of the Company's performance and the individual officer's performance.

In 1999 the Board established an incentive compensation plan for the Company's executive officers. The plan is reviewed by the Board annually and incentive compensation to be paid under the plan is based on the achievement of a bottom-line earnings target for the year approved in advance by the Board. It is the intent of the Board to renew the plan on an annual basis and to establish annual earnings targets.

The granting of stock options is determined at the discretion of the Board based upon an officer's responsibilities and relative position in the Company.

No voting member of the Committee is a former or current officer of the Company or any of its subsidiaries. The Company's Chief Executive Officer is a non-voting member of the Executive committee as it relates to compensation issues.

                                    /s/ JAMES W. TOLLADAY - CHAIRMAN
                                    /s/ LLOYD H. AHLEM
                                    /s/ JERRY E. CALLISTER
                                    /s/ TOM A.L. VAN GRONINGEN
                                    /s/ THOMAS T. HAWKER

INDEBTEDNESS OF MANAGEMENT

Certain of Capital Corp's directors and executive officers, as well as their immediate families, associates and companies in which they have a financial interest, are customers of, and have had banking transactions with, County Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with these persons or entities in the future. In the opinion of the Bank's management, the Bank made all loans and commitments to lend included in such transactions in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons and entities of similar creditworthiness, and these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

TRANSACTIONS WITH MANAGEMENT

There are no other existing or proposed material transactions between Capital Corp and any at its directors, executive officers, nominees for election as a director, or the immediate families or associates of any of the foregoing persons. In accordance with its policies, Capital Corp obtains competitive bids for products and services from independent parties before selecting a vendor of such products and services.

STOCK PERFORMANCE GRAPH

The following graph compares the change on an annual basis in Capital Corp's cumulative total return on its common stock with (a) the change in the cumulative total return on the stock included in the NASDAQ Composite Index for U.S. Companies, (b) the change in the cumulative total return on the stock as included in the SNL Securities "Western Bank Index", a peer industry group, and
(c) the change in the cumulative total return on stock included in the "NASDAQ Bank Index", a peer industry group, assuming an initial investment of $100 on December 31, 1995. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. The common stock price performance shown below should not be viewed as being indicative of future performance.

                                                          PERIOD ENDING
                              ---------------------------------------------------------------------
INDEX                          12/31/95    12/31/96    12/31/97    12/31/98   12/31/99    12/31/00
---------------------------------------------------------------------------------------------------
Capital Corp of the West        100.00      134.32      162.89      128.56     126.94      156.23
NASDAQ - Total US               100.00      123.04      150.69      212.51     394.94      237.68
SNL Western Bank Index          100.00      142.17      209.58      214.74     221.93      293.83


REPORTS REQUIRED UNDER SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 (a) of the Securities Exchange Act of 1934 ("Exchange Act") requires each person (i) who owns more than 10% of any class of equity security which is registered under the Exchange Act or (ii) who is a director or one of certain officers of the issuer of such security to file with the Securities and Exchange Commission certain reports regarding the beneficial ownership of such persons of all equity securities of the issuer. Capital Corp has established a procedure to aid persons who are officers and directors of Capital Corp in timely filing reports required by the Exchange Act.

The Board of Directors is required to disclose unreported filings from prior years of which the Board of Directors has knowledge.

For 2000, the Board is not aware of any late transactions.


                                  PROPOSAL TWO:
     INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF STOCK OPTIONS

In 1992, the Board of Directors adopted the County Bank of Merced Stock Option Plan. The Stock Option Plan was subsequently adopted by the Company as successor to County Bank as part of the Bank's reorganization which was approved at the Bank's annual meeting of shareholders in 1995. The Stock Option Plan was restated as the Stock Option Plan at the time of its adoption by the Company. The purpose of the Stock Option Plan is to promote the long-term success of the Company and the creation of shareholder value. The Stock Option Plan authorizes the Company to grant options that qualify as incentive stock options ("ISO") under the Internal Revenue Code of 1986 and non-qualified stock options ("NSO") to key employees of the Company. Non-employee directors are only eligible to receive NSOs.

As of the date of this Proxy Statement, options to purchase 362,598 shares have been granted by the Board of Directors, with 9,404 shares currently authorized and available for future grants of options. The Board of Directors is seeking shareholder approval to increase the number of options authorized under the Stock Option Plan in order to ensure that sufficient options will be available to adequately compensate the Company's employees and directors. The Board therefore requests that the shareholders authorize the issuance of up to an additional 225,000 options, which would bring the total number of options available under the Stock Option Plan to 597,002.

The 372,002 options now authorized under the Stock Option Plan are equal to approximately 8.09% of the total number of Shares currently outstanding. If this Proposal 2 is approved, the 597,002 options authorized under the Stock Option Plan would be equal to12.99% of the Company's outstanding Shares.

Under the Stock Option Plan there are currently authorized, but unissued, shares of the Company's Common Stock (" Shares") set aside for grant at not less than the amount per share that approximates the fair market value of the Company's Common Stock on the date the option is granted. As of January 23, 2001, the Company's Common Stock was reported to be trading for approximately $12.625 per share. All options granted expire no later than ten years from the date of grant. To the extent that the aggregate fair market value of the stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options will be treated as NSOs. A committee may be appointed by the Board to administer the Stock Option Plan. The Stock Option Plan will terminate on March 25, 2002, unless sooner terminated by the Board of Directors, but outstanding options under the Stock Option Plan will remain in effect.

Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of the Company's Common Stock on the date of exercise; the Company will be entitled to a business expense deduction for this same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of the disposition of option shares acquired under the Stock Option Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. The Company will not be entitled to a deduction in connection with the disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

Generally, the exercise price for granted options is payable in cash. Under certain circumstances, optionees may be permitted to make payment in Common Stock already owned, the delivery of an irrevocable direction to sell Common Stock or some other method. These non-cash methods of payment may be permitted if either (i) the stock options to be exercised are NSOs or (ii) the Stock Options to be exercise are ISOs and the provisions of the stock option agreement covering such ISOs so permits. If the Stock Option Agreement for an ISO does not otherwise specify, exercise price for such options may be paid only in cash.

Subject to shareholder approval of the amendment to the Stock Option Plan, the Board of Directors has made the following grants of stock options at $12.625 a share:

                       AMENDED STOCK OPTION PLAN BENEFITS

                 CAPITAL CORP OF THE WEST 1992 STOCK OPTION PLAN


                                                              DOLLAR                    NUMBER
NAME                                POSITION                  VALUE ($)                 OF UNITS
-------------------------------------------------------------------------------------------------
Thomas T. Hawker              President, CEO & Director          $ 88,375                 7,000
R. Dale McKinney              SVP/ Chief Financial Officer       $ 44,187                 3,500
Ed J. Rocha                   EVP/ Chief Banking Officer         $ 44,187                 3,500
James M. Sherman              SVP/ Chief Credit Officer          $ 44,187                 3,500

Non-Executive Director        Directors                          $340,875                27,000
Group (9)

All Non-executive             N/A                                $195,687                15,500
Officer Employee Group
(6)
-------------------------------------------------------------------------------------------------


RECOMMENDATION OF MANAGEMENT

YOU ARE URGED TO VOTE FOR PROPOSAL 2: TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE CAPITAL CORP OF THE WEST 1992 STOCK OPTION PLAN. THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF INCREASING THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE STOCK OPTION PLAN.

CHANGE OF CONTROL

Management is not aware of any arrangements, including the pledge by any person of shares of Capital Corp, the operation of which may at a subsequent date result in a change of control of Capital Corp.

SHAREHOLDER PROPOSALS

Subject to regulations promulgated under the Exchange Act, proposals of Shareholders intended to be presented at Capital Corp's 2002 Annual Meeting must be received by Capital Corp not later than November 15, 2001 in a form that complies with applicable regulations, to be included in the 2002 proxy statement. Shareholder proposals may not be included in the proxy statement for the 2002 Annual Meeting or presented at the shareholders meeting unless certain conditions are met. Shareholder proposals are subject to regulation under federal securities laws.

INDEPENDENT PUBLIC ACCOUNTANTS

Management selected KPMG LLP as the independent certified public accountants of Capital Corp for the fiscal year ended December 31, 2000. A representative of KPMG LLP is expected to attend the Meeting. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquiries.

OTHER MATTERS

The Board of Directors of Capital Corp knows of no other matters which will be brought before the Meeting, but if such matters are properly presented, proxies solicited hereby relating to the Meeting will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting.

IF ANY SHAREHOLDER WOULD LIKE A COPY OF CAPITAL CORP'S ANNUAL REPORT ON FORM OF 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, IT CAN BE OBTAINED WITHOUT CHARGE (EXCEPT FOR CERTAIN EXHIBITS) BY CONTACTING SHERI COMSTOCK, CORPORATE SECRETARY, CAPITAL CORP OF THE WEST, 550 WEST MAIN ST., P.O. BOX 351, MERCED, CALIFORNIA 95341- 0351.

APPENDIX A

AUDIT COMMITTEE CHARTER:

The purpose of the Capital Corp of the West (CCOW) Audit Committee as representatives of shareholders is to monitor the integrity and timeliness of the institution's financial reporting process. This is primarily an oversight function and will involve activities related to internal control, compliance with applicable federal/state regulations and audit issues.

The Committee is comprised of not less than three outside CCOW Directors independent of management or otherwise not susceptible to having their independence questioned. Members need to be financially literate and one must have accounting or related financial expertise. The composition and membership of the Committee will be reviewed periodically to determine if they continue to meet the requirements related to competency, independence and the size of the institution.

The Audit Committee will conduct periodic meetings with management, internal auditors and independent external auditors. Meetings will be scheduled to ensure that the Audit Committee will be appraised of important matters on a timely basis.

While the Audit Committee will not attempt to correct problems independently, they will function as an informed, vigilant and effective monitor of the institution's financial reporting process and internal controls.

A complete record of each meeting will be maintained indicating those in attendance as well as the items discussed for both regular and executive sessions.

SPECIFIC DUTIES:
Select independent outside auditing firm (s) and approve fees.
Review results of independent annual audits related to all CCOW operations.
Meet privately with outside auditors when appropriate or at least annually to review the audit plan and other issues of concern.
Help insulate independent auditors from undue management influence.
Review quarterly financial reports and findings and regulatory examination reports upon receipt.
Review and discuss the year-and results, SAS 61 report and monitor the preparation of reports to shareholders.
Review legal matters with Counsel.
Monitor the compliance process and follow-up to ensure that required reports have been submitted in a timely manner.
Oversee institution's financial reporting process.
Select internal auditor (s) and review performance of the Internal Audit process and oversee the internal audit function and plan.
Meet privately with internal auditor (s) to review controls and financial risks. Review and discuss the quality of accounting principles.
Oversee audit of credit files periodically.
Monitor risk management processes annually.
Monitor conflict-of-interest policy annually and code of ethics or behavior. Monitor bank security function annually.
Monitor contingency planning function annually.
Monitor the function of the Compliance Committee as needed but not less than annually.
Initiate special investigations if necessary.
Review director and officer expenses and related party transactions.
Review financial personnel succession planning.
Conduct an annual evaluation of the Audit Committee's function.
Maintain minutes and report to the Board.
Perform other activities as appropriate.

                            CAPITAL CORP OF THE WEST

     PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 17 , 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 REVOCABLE PROXY

         The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the "Company"), and the accompanying Proxy Statement dated March 15, 2001, and revoking any proxy heretofore given, hereby constitutes and appoints James W. Tolladay and R. Dale McKinney, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Company to be held at Merced, California, on April 17, 2001 at 7:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.

         1. ELECTION OF DIRECTORS. To vote for the election of the following persons as Class II Directors of the Company, to serve three- year terms or until their successors are elected and qualified: JOHN D. FAWCETT, THOMAS T. HAWKER AND CURTIS A. RIGGS


          [INSTRUCTIONS: TO WITHHOLD A VOTE FOR ONE OR MORE NOMINEES, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE. TO VOTE FOR ALL NOMINEES EXCEPT ONE WHOSE NAME IS STRUCK, CHECK "FOR" BELOW. TO VOTE AGAINST OR WITHHOLD A VOTE AS TO ALL NOMINEES, CHECK "WITHHOLD" BELOW.]

                            FOR                 WITHHOLD
                  ----------          ----------

         2. INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF STOCK OPTIONS. To vote for the proposal to increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 1992 Stock Option Plan.

                            FOR                 AGAINST                ABSTAIN
                  ----------          ----------             ----------


         3. OTHER BUSINESS. The proxies are authorized to vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof.

         THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE AND FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF STOCK OPTIONS. IF NO INSTRUCTION IS GIVEN THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES IT HOLDS FOR ALL NOMINEES LISTED AND FOR THE PROPOSAL TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF STOCK OPTIONS.

         SHAREHOLDER(S)

         --------------------------------
         (Signature)

         --------------------------------
         (Signature)

         --------------------------------
         (Number of Common Shares)

Date                          , 2001
    --------------------------

         I/WE do          or do not          expect to attend this meeting.
                 --------           --------

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

Dear Shareholder:

Capital Corp of the West offers you two convenient ways to vote your shares. By following the simple instructions below your vote can now be counted over the telephone or Internet. We encourage you to take advantage of these new features which eliminate the need to return the proxy card but authorize the named proxies in the same manner as if you marked, signed and dated your proxy card. You will be asked to enter a Control Number which is located in the box on the left side of this form.

                          TELEPHONE VOTING INSTRUCTIONS
On a Touch-Tone Telephone, call the toll-free number 800- 840-7326. Twenty-four hours per day, seven days a week. You will hear these instructions:

OPTION #1: To vote as the Board of Directors recommends on ALL proposals: Press 1 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1. THANK YOU FOR VOTING

OPTION #2: If you choose to vote on each proposal separately, press 0, you will hear these instructions:

Proposal 1:To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, Press 9 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

Proposal 2: To vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0 WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1


             IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY.

                          INTERNET VOTING INSTRUCTIONS

3)      Read the accompanying Proxy Statement.
4)      Go to the following website:
        www.computershare.com/us/proxy
5) Enter the information requested on your computer screen, including your 6-digit Control Number located in the box on the left side of this form.
6)      Follow the simple instructions on the screen.

              IF YOU VOTE BY INTERNET, DO NOT MAIL BACK YOUR PROXY.